                                       ANNUAL REPORT
                                       DECEMBER 31, 2001

PRUDENTIAL
HIGH YIELD FUND, INC.

FUND TYPE
Junk bond

OBJECTIVES
Current income and capital appreciation (as a secondary objective)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                   PRUDENTIAL (LOGO)

Prudential High Yield Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The primary investment objective of the
Prudential High Yield Fund (the Fund) is to maximize current income. To achieve its income objective, the Fund invests in a diversified portfolio of high yield, fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its primary investment objective of current income. The Fund invests primarily in bonds rated Ba or lower by Moody's Investors
Service (Moody's) or BB or lower by Standard
& Poor's Ratings Group (Standard & Poor's), and in securities rated by another major rating service or in unrated securities of comparable quality ("junk bonds"). Since the Fund invests in junk bonds, there is a greater risk of default of payment of principal and interest than higher-rated securities. There can be no guarantee that the Fund will achieve its investment objectives.

Credit Quality

Expressed as a percentage of
total investments* as of 12/31/01

        0.7%    A or better
        5.6     Baa
        29.7    Ba
        42.9    B
        9.4     Caa or lower
        1.0     Not Rated
        8.0     Equities & Other
        2.7     Cash & Equivalents

*Excludes cash received as a result of
securities on loan.

Ten Largest Issuers

Expressed as a percentage of
total investments* as of 12/31/01
    4.0%    CSC Holdings, Inc.
    3.7     Charter Comm. Hldgs. LLC
    2.9     Allied Waste North America, Inc.
    1.7     Nextel Communications, Inc.
    1.6     Voicestream Wireless Hldgs. Corp.
    1.5     Service Corp. International
    1.5     Lyondell Chemical Co.
    1.4     Paxson Communications Corp.
    1.3     Midland Funding Corp.
    1.3     Orion Power Holdings, Inc.

Holdings are subject to change.

*Excludes cash received as a result of
 securities on loan.

                                   www.PruFN.com   (800) 225-1852

Annual Report    December 31, 2001

Cumulative Total Returns1    As of 12/31/01

                                         One    Five    Ten      Since
                                        Year   Years   Years    Inception2
Class A                                -0.25%   8.20%   91.26%   133.33%
Class B                                -0.78    5.29    80.92    498.82
Class C                                -0.78    5.29     N/A      37.42
Class Z                                 0.19    9.57     N/A      19.18
Lipper High Current Yield Fund Avg.3    1.79    8.03    90.06    ***

Average Annual Total Returns1                           As of 12/31/01

                   One     Five     Ten       Since
                   Year    Years    Years    Inception2
    Class A       -4.24%   0.76%    6.26%      6.99%
    Class B       -5.28    0.91     6.11       8.18
    Class C       -2.67    0.83     N/A        4.24
    Class Z        0.19    1.84     N/A        3.05

Distributions and Yields                           As of 12/31/01

                       Total Distributions    30-Day
                       Paid for 12 Months    SEC Yield
    Class A                   $0.63            8.78%
    Class B                   $0.60            8.63
    Class C                   $0.60            8.54
    Class Z                   $0.65            9.41

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception dates: Class A, 1/22/90; Class
  B, 3/29/79; Class C, 8/1/94; and Class Z, 3/1/96.

3 The Lipper Average returns are unmanaged, and are based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper High Current Yield
  Fund category. Funds in the Lipper High
  Current Yield Fund Average aim at high
  (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. These returns would be lower if they included the effect of sales charges and taxes.

***Lipper Since Inception returns are
   141.66% for Class A, 590.93% for Class B,
   37.60% for Class C, and 17.34% for Class Z, based on all funds in each share class.

PRUDENTIAL (LOGO)              February 7, 2002

DEAR SHAREHOLDER,
Conditions for high yield bonds, commonly known as junk bonds, were less than ideal in 2001 as the $10 trillion U.S. economy slid into a recession for the first time in a decade. Despite the challenges faced by the high yield bond market, junk bonds outperformed the stock market in 2001, based on the Lehman Brothers U.S. Corporate High
Yield Index.

This achievement underscores the importance of diversifying your assets among fixed income securities and equities. Talking with your financial professional can help determine the suitability of these investments, given your risk profile and long-term goals, as well as the appropriate mix to meet your investment needs.

For the year ended December 31, 2001, the Prudential High Yield Fund's Class A shares returned -0.25%, which was -4.24% to investors who paid the Class A shares' initial sales charge. The Fund's benchmark
Lipper High Current Yield Fund Average
returned 1.79% for the same period. We
discuss developments in the high yield bond market and explain the Fund's investments on the following pages.

As always, we appreciate your continued
confidence in Prudential mutual funds, and look forward to serving your future investment needs.

Sincerely,


David R. Odenath, Jr., President
Prudential High Yield Fund, Inc.

Prudential High Yield Fund, Inc.

Annual Report    December 31, 2001

INVESTMENT ADVISER'S REPORT

HIGH YIELD BONDS WEATHER A VOLATILE YEAR
High yield bonds began and ended 2001 on a solid note by outperforming the remainder of the U.S. fixed income market in the first and fourth quarters of the year, based on the Lehman Brothers U.S. Corporate High
Yield Index. In between, however, junk bonds performed poorly. Investors avoided them as corporate balance sheets deteriorated, the default rate on U.S. junk bonds hit a 10-year high, and the economy slid into a recession.

Junk bond prices gained in the first quarter as the Federal Reserve (the Fed) cut short-term interest rates on January 3, January
31, and March 20. The Fed lowered rates in an effort to revitalize the U.S. economy by making loans to businesses and individuals more affordable. The prospects for improved economic conditions boosted investor confidence in riskier assets such as junk bonds.

The Fed eased monetary policy again in
April, May, June, August, September,
October, November, and December. It cut
short-term rates 11 times in 2001, leaving them a total of 4.75 percentage points lower. Despite this aggressive effort, the economy contracted.

The economic downturn was very hard on junk
bond companies. For example, Primedia,
Inc.'s earnings were hurt by a slump in
advertising sales, which worsened after the
terrorist attacks on the United States on
September 11. Conseco, Inc.'s profits
suffered as economic weakness led to a rise
in loan defaults at the firm's financial
business, particularly on manufactured
housing loans. Losses on bonds of Primedia
and Conseco hurt the Fund's relative performance
in 2001. In contrast, a number of our
picks in other sectors such as gaming,
lodging, and container/packaging performed
well in 2001.
                                             3

Prudential High Yield Fund, Inc.

Annual Report              December 31, 2001

ENERGY SECTOR WOES
Another factor that detracted from the
Fund's returns in 2001 was its exposure to the bonds of several utility companies such as AES, Calpine, Midland, and Orion. Their bonds (and stocks) suffered due to the Enron debacle, as a result of their involvement in a related industry and a softening of electricity prices. Enron filed the biggest corporate bankruptcy in U.S. history during 2001. Enron also became the year's largest
"fallen angel." Fallen angels are
investment-grade bonds that are downgraded to junk status because of credit-quality problems. The Fund did not invest in Enron securities.

LOWER TELECOMMUNICATIONS EXPOSURE
Turning to the telecommunications industry, the Fund benefited from having a lower exposure to telecom bonds than the overall market. The industry continued to suffer from excess capacity in 2001 because many companies borrowed heavily in the late 1990s to finance cutting-edge communications networks. Not surprisingly, the telecom sector was one of the worst performing segments of the high yield market in 2001.
Telecom bonds fell to 7% of the Fund's total investments as of December 31, 2001 from a high of 23% as of February 28, 2001.

ADDING HIGHER-QUALITY JUNK BONDS
We also improved the Fund's overall credit risk profile by increasing its holding of bonds in the Ba ratings category to 30% of its total investments by the end of 2001, up from 16% as of December 31, 2000. (Ba is the highest ratings category in the junk bond market according to Moody's Investors
Service.) However, improving the Fund's
credit risk profile; price gains on bonds in the gaming, lodging, container/packaging sectors; and less exposure to the troubled telecom sector were not enough to offset the aforementioned developments that hurt the Fund.

                                     www.PruFN.com     (800) 225-1852

LOOKING AHEAD
Despite the bearish market environment in the second and third quarters of 2001, investors expressed renewed interest in junk bonds during the fourth quarter amid belief that the worst may be over for the U.S. economy.
The influx of cash into the high yield
market has continued in early 2002.
Nevertheless, economic conditions remain very challenging for most sectors of the junk bond market.

While corporate earnings should begin to improve modestly this year, the overall credit quality of the high yield market will still remain somewhat weak. Corporate profit margins are under pressure for several reasons, including excess capacity in certain industries and the lingering difficulty in passing rising costs to consumers via higher prices. On the positive side, the credit quality of new high yield bonds is better than average, setting the stage for a more stable junk bond market in coming months and years. After reaching a 10-year high in 2001, we believe there is strong evidence that the junk bond default rate may decline in 2002.

The Fund will remain focused on the bonds of companies with stable-to-improving credit quality, with a bias toward higher-quality junk bond issues, given the still uncertain economic climate. We will also evaluate large, frequently traded "fallen angels" for their total return potential and carefully select bonds in cyclical industries that could perform well as the economy improves.

Prudential High Yield Fund Management Team

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.4%
ASSET BACKED SECURITIES  1.1%
----------------------------------------------------------------------------------------
CSAM Funding Corp. I,
 Sub. Notes, Cl. D-2           Ba2              8.62%(j)       3/29/16   $   7,000       $    6,702,500
Inner Harbor,
 Sub. Notes, Cl. B-2
 (cost $4,646,501; purchased
 4/19/01)                      Ba2              11.19          6/15/13       5,000(b)         4,000,000
Liberty Square Ltd.,
 Ser. 2001-2A, Cl. D
 (cost $4,923,500 purchased
 5/23/01)                      Ba3              10.77(j)       6/15/13       5,000(b)         4,550,000
Octagon Investment Partners
 III, Sr. Sec'd. Notes
 (cost $5,000,000; purchased
 12/7/99)                      Ba3              9.40(j)       12/14/11       5,000(b)         4,999,000
Stanfield/RMF Transatlantic
 Ltd., Sr. Notes, Ser. D-1
 (cost $5,000,000; purchased
 4/19/00)                      Ba2              8.53(j)        4/15/15       5,000(b)         4,800,000
                                                                                         --------------
Total asset backed
 securities                                                                                  25,051,500
                                                                                         --------------
CORPORATE BONDS  85.5%
----------------------------------------------------------------------------------------
Banks/Financial Services/Insurance  3.2%
Americredit Corp.,
 Sr. Sub. Notes                Ba1              9.25           2/01/04       9,000(g)         8,640,000
 Sr. Notes, Ser. B             Ba1              9.875          4/15/06       2,500(g)         2,350,000
BF Saul Real Estate
 Investment Trust, Sr.
 Sec'd. Notes, Ser. B          NR               9.75           4/01/08      13,000           12,285,000
CB Richard Ellis Services,
 Sr. Sub. Notes                B2               11.25          6/15/11       5,000            4,275,000
Comdisco, Inc.,
 Notes                         Caa1             6.34           1/11/02       3,000(e)         2,280,000
 Notes                         Caa1             6.00           1/30/02       3,625(e)         2,755,000
 Notes                         Caa1             5.95           4/30/02      10,800(e)         8,316,000

    6                                      See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III,
 Bond                          Caa1             8.796%         4/01/27   $   8,195       $    1,925,825
Conseco, Inc.,
 Sub. Deb.                     B1               8.75           2/09/04         600              270,000
 Sr. Notes                     B1               10.75          6/15/08      28,030           12,613,500
Hanvit Bank (South Korea),
 Sr. Notes                     Ba2              12.75          3/01/10       4,500(i)         5,012,348
LNR Property Corp.,
 Sr. Sub. Notes, Ser. B        Ba3              9.375          3/15/08       1,000              987,500
Sovereign Bancorp, Inc.,
 Sr. Notes                     Ba3              10.25          5/15/04       2,070            2,194,200
 Sr. Notes                     Ba3              10.50         11/15/06       1,245            1,338,375
Western Financial Savings
 Bank, Sub. Cap. Deb.          B1               8.875          8/01/07       5,345            4,944,125
Willis Corroon Corp.,
 Sr. Sub. Notes                Ba3              9.00           2/01/09       1,500            1,545,000
                                                                                         --------------
                                                                                             71,731,873
----------------------------------------------------------------------------------------
Building & Construction  0.5%
KB Home, Sr. Sub. Notes        Ba3              8.625         12/15/08       6,325(g)         6,356,625
Nortek, Inc.,
 Sr. Sub. Notes, Ser. B        B3               9.875          6/15/11       6,000            5,940,000
                                                                                         --------------
                                                                                             12,296,625
----------------------------------------------------------------------------------------
Cable  8.0%
Adelphia Communications
 Corp.,
 Sr. Notes                     B2               9.375         11/15/09       2,500            2,403,125
 Sr. Notes                     B2               10.25          6/15/11       2,000            1,995,000
Avalon Cable Holdings LLC,
 Sr. Disc. Notes, Zero
 Coupon (until 12/1/03)        B2               11.875        12/01/08       8,000            6,560,000
Callahan Nordrhein Westfalen
 (Germany),
 Sr. Notes                     B3               14.00          7/15/10      12,900(g)(i)      8,514,000
 Sr. Disc. Notes, Zero
 Coupon (until 7/15/05)        B3               16.00          7/15/10      15,000(i)         3,450,000

    See Notes to Financial Statements                                      7

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Charter Communications
 Holdings LLC,
 Sr. Sub. Notes                B2               8.625%         4/01/09   $   5,000(g)    $    4,775,000
 Sr. Notes                     B2               10.00          4/01/09       3,500(g)         3,591,875
 Sr. Notes                     B2               10.75         10/01/09       7,800            8,229,000
 Sr. Notes                     B2               9.625         11/15/09      15,000(g)        15,187,500
 Sr. Notes                     B2               10.25          1/15/10      15,600           15,990,000
 Sr. Notes                     B2               11.125         1/15/11      13,000           13,780,000
 Sr. Notes                     B2               10.00          5/15/11      18,700           19,027,250
 Sr. Disc. Notes, Zero
 Coupon (until 5/15/06)        B2               11.75          5/15/11       2,000            1,230,000
Coaxial Communications,
 Inc., Sr. Notes               B3               10.00          8/15/06      11,750(g)        11,779,375
Comcast UK Cable Partners
 Ltd. (Bermuda),
 Sr. Disc. Deb.                Caa1             11.20         11/15/07      12,000(i)         8,880,000
CSC Holdings, Inc.,
 Sr. Sub. Deb.                 Ba2              10.50          5/15/16       7,635            8,283,975
Diamond Cable Communications
 Co.
 (United Kingdom),
 Sr. Disc. Notes               Caa3             13.25          9/30/04       8,010(i)         2,082,600
 Sr. Disc. Notes               Caa3             11.75         12/15/05       7,459(i)         1,939,340
Insight Communications,
 Inc., Sr. Disc. Notes, Zero
 Coupon (until 2/15/06)        B3               12.25          2/15/11       9,719            5,734,210
Insight Midwest LP,
 Sr. Notes                     B1               10.50         11/01/10       3,000            3,240,000
International Cabletel,
 Inc., Sr. Disc. Notes, Ser.
 A                             Caa2             12.75          4/15/05       1,200              420,000
Mediacom Broadband LLC,
 Sr. Notes                     B2               7.875          2/15/11       9,750            9,396,562
 Sr. Notes                     B2               11.00          7/15/13       4,000            4,390,000
NTL Communications Corp.,
 Sr. Notes, Zero Coupon
 (until 10/1/03)               Caa2             12.375        10/01/08      10,625            2,656,250

    8                                      See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Telewest PLC (United
 Kingdom), Sr. Disc. Deb.      B2               11.00%        10/01/07   $  12,400(i)    $    8,928,000
United Int'l Holdings, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 2/15/03)        Caa3             10.75          2/15/08      11,635            2,908,750
United Pan-Europe
 Communications, Inc.
 (Netherlands),
 Sr. Disc. Notes, Zero
 Coupon (until 8/1/04)         Ca               12.50          8/01/09      21,585(i)         1,834,725
 Sr. Disc. Notes, Zero
 Coupon (until 2/1/05)         Ca               13.75          2/01/10      17,550(i)         1,404,000
                                                                                         --------------
                                                                                            178,610,537
----------------------------------------------------------------------------------------
Chemicals  4.3%
Acetex Corp. (Canada),
 Sr. Notes                     B2               10.875         8/01/09       2,835(i)         2,835,000
Avecia Group PLC (United
 Kingdom), Sr. Notes           B2               11.00          7/01/09       2,550(i)         2,422,500
Huntsman ICI Chemicals LLC,
 Sr. Sub. Notes                B2               10.125         7/01/09       7,930(g)         7,612,800
IMC Global, Inc.,
 Notes                         Ba2              7.40          11/01/02       3,900            4,049,658
 Notes                         Ba2              6.50           8/01/03       2,270            2,237,766
 Sr. Notes, Ser. B             Ba1              10.875         6/01/08       1,415            1,506,975
 Sr. Notes, Ser. B             Ba1              11.25          6/01/11       6,570            6,997,050
ISP Chemco, Inc.,
 Sr. Sub. Notes                B2               10.25          7/01/11       7,000            7,315,000
 Sr. Sub. Notes, Ser. B        B2               10.25          7/01/11       8,415            8,793,675
Lyondell Chemical Co.,
 Sr. Notes, Ser. B             Ba3              9.875          5/01/07       5,000            5,025,000
 Sr. Sec'd. Notes              Ba3              9.50          12/15/08       9,940            9,840,600
 Sr. Sub. Notes                B2               10.875         5/01/09      18,370(g)        16,992,250
Millennium America, Inc.,
 Sr. Notes                     Ba1              9.25           6/15/08       2,220(g)         2,257,829
NL Industries, Inc.,
 Sr. Sec'd. Notes              B1               11.75         10/15/03         579              573,210

    See Notes to Financial Statements                                      9

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
OM Group, Inc.,
 Sr. Sub. Notes                B3               9.25%         12/15/11   $   7,900(g)    $    8,058,000
Polymer Group, Inc.,
 Sr. Sub. Notes, Ser. B        Ca               9.00           7/01/07       1,600(e)           464,000
Sterling Chemicals, Inc.,
 Sr. Sec'd. Notes              Ca               12.375         7/15/06       7,910(e)         6,604,850
Texas Petrochemicals Corp.,
 Sr. Sub. Notes                Caa1             11.125         7/01/06       1,620            1,368,900
                                                                                         --------------
                                                                                             94,955,063
----------------------------------------------------------------------------------------
Consumer Products & Services  1.5%
Cluett American Corp.,
 Sr. Sub. Notes, Ser. B        B3               10.125         5/15/08       8,250            5,527,500
Coinstar, Inc.,
 Sr. Disc. Notes               NR               13.00         10/01/06       5,050            4,898,500
Corning Consumer Prods. Co.,
 Sr. Sub. Notes                Ca               9.625          5/01/08       5,030              653,900
Dimon, Inc., Sr. Notes         Ba3              9.625         10/15/11       3,150            3,260,250
French Fragrances, Inc.,
 Sr. Notes, Ser. D             B2               10.375         5/15/07       3,060            2,922,300
Kindercare Learning Centers,
 Inc., Sr. Sub. Notes          B3               9.50           2/15/09      12,200           11,651,000
Packaged Ice, Inc., Sr.
 Notes                         Caa3             9.75           2/01/05       3,390(g)         2,440,800
Windmere Durable Holdings,
 Inc., Sr. Notes               B2               10.00          7/31/08       2,165            2,100,050
                                                                                         --------------
                                                                                             33,454,300
----------------------------------------------------------------------------------------
Containers  2.0%
Applied Extrusion Tech.,
 Inc., Sr. Notes               B2               10.75          7/01/11       4,250            4,494,375
Consumers Int'l., Inc.
 (Canada), Sr. Sec'd. Notes    NR               10.25          4/01/05      16,375(e)(i)      6,222,500
Graham Packaging Holdings
 Co.,
 Sr. Sub. Notes, Ser. B        Caa1             8.75           1/15/08       7,150(g)         6,006,000
 Sr. Disc. Notes,
 Zero Coupon (until 1/15/03)   Caa2             10.75          1/15/09      15,925           11,147,500

    10                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Radnor Holdings, Inc.,
 Sr. Notes                     B2               10.00%        12/01/03   $   1,500       $    1,080,000
Silgan Holdings, Inc.,
 Sr. Sub. Deb.                 B1               9.00           6/01/09      11,365           11,592,300
United States Can Corp.,
 Sr. Sub. Notes, Ser. B        Caa1             12.375        10/01/10       5,315(g)         3,348,450
                                                                                         --------------
                                                                                             43,891,125
----------------------------------------------------------------------------------------
Energy  4.6%
Amerigas Partners & Eagle,
 Sr. Notes                     Ba3              8.875          5/20/11       2,000            2,060,000
Comstock Resources, Inc.,
 Sr. Notes                     B2               11.25          5/01/07         970              960,300
El Paso Energy Partners LP,
 Sr. Sub. Notes                B1               8.50           6/01/11       2,025            2,045,250
Eott Energy Partners,
 Sr. Notes                     B1               11.00         10/01/09       5,300            5,247,000
Hanover Equipment Trust,
 Sr. Sec'd. Notes              Ba3              8.75           9/01/11       5,500            5,692,500
Houston Exploration Co.,
 Sr. Sub. Notes                B2               8.625          1/01/08      10,890           10,998,900
Leviathan Gas Pipeline
 Corp., Sr. Sub. Notes         B1               10.375         6/01/09       4,400            4,664,000
Parker Drilling Co.,
 Sr. Notes, Ser. D             B1               9.75          11/15/06       4,330            4,308,350
Pogo Producing Co.,
 Sr. Sub. Notes                B1               8.75           5/15/07      13,600           13,906,000
Swift Energy Co.,
 Sr. Sub. Notes                B2               10.25          8/01/09      10,430           10,534,300
Tesoro Petroleum Corp.,
 Sr. Sub. Notes                B1               9.00           7/01/08       9,580            9,651,850
 Sr. Sub. Notes                B1               9.625         11/01/08       3,610            3,745,375
Universal Compression, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 2/15/03)        B1               9.875          2/15/08      22,850           21,707,500
Veritas DGC, Inc.,
 Sr. Notes, Ser. C             Ba3              9.75          10/15/03       6,300            6,426,000
                                                                                         --------------
                                                                                            101,947,325

    See Notes to Financial Statements                                     11

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Food/Beverages/Bottling  1.5%
Agrilink Foods, Inc.,
 Sr. Sub. Notes                B3               11.875%       11/01/08   $   6,230       $    5,762,750
Carrols Corp., Sr. Sub.
 Notes                         B3               9.50          12/01/08      12,000           11,640,000
Core-Mark International,
 Inc., Sr. Sub. Notes          B3               11.375         9/15/03       1,975            1,896,000
National Restaurant
 Enterprises Holdings, Inc.,
 Sr. Notes                     Caa2             10.75         11/15/07       1,090(e)           302,781
 Sr. Notes, PIK                Caa2             13.00         05/15/08       1,161(e)           290,226
Smithfield Foods, Inc.,
 Sr. Notes                     Ba2              8.00          10/15/09       2,400            2,472,000
Sun World Int'l., Inc.,
 1st Mtg. Notes, Ser. B        B2               11.25          4/15/04       2,385            2,241,900
Tricon Global Restaurants,
 Inc.,
 Sr. Notes                     Ba1              8.50           4/15/06       2,000            2,090,000
 Sr. Notes                     Ba1              8.875          4/15/11       8,000            8,540,000
                                                                                         --------------
                                                                                             35,235,657
----------------------------------------------------------------------------------------
Gaming  4.4%
Argosy Gaming Co.,
 Sr. Sub. Notes                B2               9.00           9/01/11       2,355            2,460,975
Circus Circus Enterprises,
 Inc.,
 Notes                         Ba2              6.45           2/01/06       2,925            2,822,625
 Notes                         Ba3              7.625          7/15/13       8,350            7,160,125
 Deb.                          Ba2              6.70          11/15/96       9,595            9,259,175
Coast Hotels & Casinos,
 Inc., Sr. Sub. Notes          B2               9.50           4/01/09       8,000            8,200,000
Fitzgeralds Gaming Corp.,
 Sr. Sec'd. Notes
 (cost $2,469,598; purchased
 12/27/97 and 2/11/00)         NR               12.25         12/15/04       3,072(b)(e)      1,075,257
Hollywood Casino Corp.,
 Sr. Sec'd. Notes              B3               11.25          5/01/07       6,415            6,936,219
Hollywood Park, Inc.,
 Sr. Sub. Notes, Ser. B        Caa1             9.25           2/15/07      14,776           12,781,240
Horseshoe Gaming LLC,
 Sr. Sub. Notes                B2               8.625          5/15/09         675              696,937

    12                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Majestic Investor Holdings
 LLC, Sr. Sec'd. Notes         B2               11.653%       11/30/07   $   7,770       $    7,391,212
Mandalay Resort Group,
 Sr. Sub. Notes, Ser. B        Ba3              10.25          8/01/07      13,500(g)        14,006,250
 Sr. Notes                     Ba2              9.50           8/01/08       3,500(g)         3,666,250
MGM Mirage, Inc.,
 Sr. Notes                     Baa3             8.50           9/15/10         900              894,861
 Sr. Sub. Notes                Ba1              8.375          2/01/11       1,200(g)         1,185,000
Park Place Entertainment
 Corp., Sr. Sub. Notes         Ba1              9.375          2/15/07       2,100            2,194,500
Station Casinos, Inc.,
 Sr. Sub. Notes                B1               9.75           4/15/07         410              417,175
 Sr. Sub. Notes                B1               9.875          7/01/10      12,657           12,862,676
Sun International Hotels
 Ltd. (Bahamas),
 Sr. Sub. Notes                Ba3              8.625         12/15/07       6,000(i)         5,640,000
                                                                                         --------------
                                                                                             99,650,477
----------------------------------------------------------------------------------------
Healthcare  8.7%
Alaris Medical, Inc.,
 Sr. Sec'd. Notes              B2               11.625        12/01/06       5,000            5,400,000
 Sr. Disc. Notes, Zero
 Coupon (until 8/1/03)         Caa2             11.125         8/01/08       7,188            4,312,800
Alliance Imaging, Inc.,
 Sr. Sub. Notes                B3               10.375         4/15/11       3,950            4,187,000
Bio-Rad Labs, Inc.,
 Sr. Sub. Notes                B2               11.625         2/15/07       7,500            8,306,250
Columbia/HCA Healthcare
 Corp.,
 Notes                         Ba1              9.00          12/15/14       4,000            4,545,292
 Bonds                         Ba1              7.69           6/15/25       1,840            1,792,412
 Bonds                         Ba1              7.75           7/15/36       5,350            4,945,711
 Notes                         Ba1              6.63           7/15/45       2,775            2,829,079
 Deb.                          Ba1              7.50          11/15/95      16,130           14,653,089
Concentra Operating Corp.,
 Sr. Sub. Notes, Ser. B        B3               13.00          8/15/09      16,150           17,280,500

    See Notes to Financial Statements                                     13

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Fresenius Med. Care Capital
 Trust, Notes                  Ba2              9.00%         12/01/06   $  25,365(d)    $   25,999,125
Hanger Orthopedic Group,
 Sr. Sub. Notes                B3               11.25          6/15/09       2,000            1,850,000
Harborside Healthcare Corp.,
 Sr. Sub. Disc. Notes, Zero
 Coupon until (8/1/04)         NR               12.00          8/01/07       6,931(f)         1,316,890
HCA-The Healthcare Co.,
 Notes                         Ba1              7.125          6/01/06         930              933,488
HEALTHSOUTH Corp.,
 Sr. Notes                     Ba1              8.50           2/01/08       5,000            5,200,000
 Sr. Notes                     Ba1              8.375         10/01/11       7,000            7,210,000
Integrated Health Services,
 Inc., Sr. Sub. Notes, Ser.
 A                             NR               10.25          10/1/06      11,350(e)           283,750
Lifepoint Hospitals
 Holdings, Inc., Sr. Sub.
 Notes                         B2               10.75          5/15/09       5,345            5,932,950
Magellan Health Services,
 Inc., Sr. Sub. Notes          B3               9.00           2/15/08      17,000           15,130,000
Mariner Post-Acute
 Network, Inc.,
 Sr. Sub. Notes                D(a)             9.50          11/01/07       3,000(e)            30,000
 Sr. Sub. Disc. Notes, Zero
 Coupon (until 11/1/02)        D(a)             10.50         11/01/07      14,240(e)            71,200
Matria Healthcare, Inc.,
 Sr. Notes                     B2               11.00          5/01/08       8,500            8,840,000
Resources Care, Inc.,
 Sr. Notes                     B2               10.625        11/15/08       6,000            5,970,000
Select Medical Corp.,
 Sr. Sub. Notes                B3               9.50           6/15/09       5,000            4,975,000
Service Corp. Int'l,
 Sr. Notes                     B1               6.00          12/15/05      14,960           13,015,200
 Notes                         B1               6.50           3/15/08       5,000(g)         4,250,000
 Sr. Notes                     B1               6.30           3/15/20      17,165           16,478,400
Triad Hospitals, Inc.,
 Sr. Sub. Notes                B2               11.00          5/15/09       8,800            9,636,000
                                                                                         --------------
                                                                                            195,374,136

    14                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Industrials/Services  5.9%
Actuant Corp.,
 Sr. Sub. Notes                B3               13.00%         5/01/09   $   4,805       $    5,141,350
Alliant Techsystems, Inc.,
 Sr. Sub. Notes                B2               8.50           5/15/11       2,955            3,073,200
Allied Waste North America,
 Inc.,
 Sr. Notes                     Ba3              7.625          1/01/06       8,525            8,418,438
 Sr. Notes                     Ba3              8.50          12/01/08      11,035(g)        11,145,350
 Sr. Notes                     Ba3              7.875          1/01/09      28,700           28,126,000
 Sr. Sub. Notes                B2               10.00          8/01/09      14,815(g)        15,259,450
Browning-Ferris Industries
 Inc., Sr. Deb.                Ba3              7.40           9/15/35       5,000            3,934,415
Eagle-Picher Holdings, Inc.,
 Sr. Sub. Notes                Caa1             9.375          3/01/08      11,000            6,050,000
Foamex LP, Sr. Sub. Notes      Caa2             9.875          5/15/07       4,090            3,026,600
Gentek, Inc., Sr. Sub. Notes   B3               11.00          8/01/09      13,249            7,816,910
International Wire Group,
 Inc., Sr. Sub. Notes, Ser.
 B                             Caa1             11.75          6/01/05      18,500           15,170,000
Iron Mountain, Inc.,
 Sr. Sub. Notes                B2               8.625          4/01/13       8,500            8,840,000
Motors & Gears, Inc.,
 Sr. Notes                     Caa1             10.75         11/15/06       7,955(g)         6,920,850
Sequa Corp., Sr. Notes         Ba3              9.00           8/01/09         510              481,950
Terex Corp.,
 Sr. Sub. Notes                B2               10.375         4/01/11       5,530            5,751,200
 Sr. Sub. Notes                B2               9.25           7/15/11       1,845(g)         1,845,000
Thermadyne Holdings, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 6/1/03)         C                12.50          6/01/08       2,000(e)             1,000
                                                                                         --------------
                                                                                            131,001,713

    See Notes to Financial Statements                                     15

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Lodging & Leisure  4.5%
Bally's Total Fitness
 Holdings Corp.,
 Sr. Sub. Notes, Ser. D        B2               9.875%        10/15/07   $   4,225       $    4,309,500
Extended Stay America, Inc.,
 Sr. Sub. Notes                B2               9.15           3/15/08       6,050            6,065,125
Felcor Lodging LP, Sr. Notes   Ba3              9.50           9/15/08      10,300(g)        10,325,750
Felcor Suites LP,
 Gtd. Sr. Notes                Ba3              7.375         10/01/04       7,435            7,360,650
Hilton Hotels Corp.,
 Sr. Notes                     Ba1              7.50          12/15/17       6,695            5,498,155
HMH Properties, Inc.,
 Sr. Notes, Ser. B             Ba3              7.875          8/01/08       8,590(g)         7,924,275
 Sr. Notes, Ser. C             Ba3              8.45          12/01/08       6,000(g)         5,700,000
Host Marriott LP,
 Sr. Notes, Ser. H             Ba3              9.50           1/15/07      13,625(g)        13,642,031
Intrawest Corp. (Canada),
 Sr. Notes                     B1               10.50          2/01/10       7,750(g)(i)      7,759,688
La Quinta Inns, Inc.,
 Sr. Notes                     Ba3              7.25           3/15/04       8,465            8,147,563
 Sr. Notes                     Ba3              7.40           9/15/05       1,200            1,161,000
Meditrust Corp., Notes         Ba3              7.00           8/15/07       1,150            1,063,750
Premier Parks, Inc.,
 Sr. Notes                     B3               9.75           6/15/07       2,575            2,613,625
Six Flags Entertainment
 Corp., Gtd. Sr. Notes         B2               8.875          4/01/06       7,300            7,336,500
Starwood Hotels & Resorts,
 Notes                         Ba1              6.75          11/15/05       2,365(g)         2,246,750
 Deb.                          Ba1              7.375         11/15/15       7,000            5,942,230
Vail Resorts, Inc.,
 Sr. Sub. Notes                Ba3              8.75           5/15/09       4,250(g)         4,122,500
                                                                                         --------------
                                                                                            101,219,092
----------------------------------------------------------------------------------------
Media  7.3%
Alliance Atlantis
 Communications, Inc.
 (Canada), Sr. Sub. Notes      B1               13.00         12/15/09      13,920(i)        15,033,600

    16                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Canwest Media, Inc.
 (Canada), Sr. Sub. Notes      B2               10.625%        5/15/11   $  13,275(g)(i) $   14,121,281
Echostar Broadband Corp.,
 Sr. Notes                     B1               10.375        10/01/07      14,050(g)        14,717,375
Echostar DBS Corp.,
 Sr. Notes                     B1               9.125          1/15/09      13,905(g)        13,939,762
Fox Family Worldwide, Inc.,
 Sr. Notes                     Baa1             9.25          11/01/07      10,655           11,400,850
 Sr. Disc. Notes, Zero
 Coupon (until 11/1/02)        Baa1             10.50         11/01/07      11,850           11,835,188
Gray Communications Systems,
 Inc.,
 Sr. Sub. Notes                B3               9.25          12/15/11       5,780(g)         5,722,200
Liberty Group Publishing,
 Inc.,
 Sr. Sub. Notes                Caa1             9.375          2/01/08       6,550            4,519,500
 Sr. Disc. Deb., Zero Coupon
 (until 2/1/03)                Caa2             11.625         2/01/09       5,625            1,181,250
Lin Holdings Corp.,
 Sr. Disc. Notes, Zero
 Coupon (until 3/1/03)         Caa1             10.00          3/01/08      17,405           10,965,150
 Sr. Disc. Notes, Zero
 Coupon (until 3/1/03)         Caa1             10.00          3/01/08       4,500            2,317,500
Mail-Well Corp.,
 Sr. Sub. Notes                B2               8.75          12/15/03       2,150            1,677,000
Nextmedia Operations, Inc.,
 Sr. Sub. Notes                B3               10.75          7/01/11       3,500            3,613,750
Paxson Communications Corp.,
 Sr. Sub. Notes                B3               10.75          7/15/08      12,000           12,585,000
PRIMEDIA, Inc., Sr. Notes      B1               8.875          5/15/11       5,250(g)         4,462,500
Quebecor Media, Inc.
 (Canada),
 Sr. Notes                     B2               11.125         7/15/11       5,000(i)         5,337,500
 Sr. Discount Notes, Zero
 Coupon until (7/15/06)        B2               13.75          7/15/11      12,500(i)         7,578,125
Sinclair Broadcast Group,
 Inc., Sr. Sub. Notes          B2               8.75          12/15/11       2,800(g)         2,800,000

    See Notes to Financial Statements                                     17

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Star Choice Communications
 (Canada), Sr. Sec'd. Notes    B3               13.00%        12/15/05   $   5,000(i)    $    5,400,000
Sun Media Corp. (Canada),
 Sr. Sub. Notes                B2               9.50           2/15/07       2,000(i)         2,050,000
 Sr. Sub. Notes                B2               9.50           5/15/07       9,522(i)         9,760,050
Young Broadcasting, Inc.,
 Sr. Sub. Notes                B2               10.00          3/01/11       2,130            1,980,900
                                                                                         --------------
                                                                                            162,998,481
----------------------------------------------------------------------------------------
Metals & Mining  1.1%
AK Steel Corp., Sr. Notes      B1               9.125         12/15/06       3,000(g)         3,067,500
Century Aluminum Co.,
 Sr. Sec'd 1st Mtg.            Ba3              11.75          4/15/08       5,880            6,085,800
Great Lakes Carbon Corp.,
 Sr. Sub. Notes                B3               10.25          5/15/08       5,293            3,175,800
Kaiser Aluminum & Chemical
 Corp., Sr. Sub. Notes         Caa2             12.75          2/01/03       2,720            1,985,600
LTV Corp., Sr. Notes           Ca               11.75         11/15/09       7,055(e)            35,275
Lukens, Inc., Sr. Notes        Ca               6.50           2/01/06       5,000(e)           300,000
Sheffield Steel Corp.,
 1st Mtg. Notes, Ser. B        Ca               11.50         12/01/05       8,650(e)         2,032,750
United States Steel LLC,
 Sr. Notes, Ser. B             Ba3              10.75          8/01/08       3,625            3,461,875
WHX Corp., Sr. Notes           Caa3             10.50          4/15/05       7,645            3,822,500
                                                                                         --------------
                                                                                             23,967,100
----------------------------------------------------------------------------------------
Paper & Forest Products  1.9%
Bowater Corp. (Canada),
 Notes                         Baa3             7.95          11/15/11      10,000(i)        10,073,500
Caraustar Industries, Inc.,
 Sr. Sub. Notes                Ba1              9.875          4/01/11       3,600            3,762,000
Doman Industries Ltd.
 (Canada), Sr. Notes, Ser. B   Caa1             9.25          11/15/07       9,035(i)         1,671,475
Gaylord Container Corp.,
 Sr. Notes, Ser. B             Caa2             9.75           6/15/07       3,280            2,755,200
Louisiana Pacific Corp.,
 Sr. Sub. Notes                Ba2              10.875        11/15/08       3,450(g)         3,312,000

    18                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Norampac, Inc. (Canada),
 Sr. Notes                     Ba2              9.50%          2/01/08   $   2,080(g)(i) $    2,173,600
Norske Skogindustrier Ltd.
 (Canada),
 Sr. Notes                     Ba2              8.625          6/15/11         700(i)           726,250
Riverwood Int'l. Co.,
 Sr. Notes                     B3               10.625         8/01/07       2,500            2,625,000
Stone Container Corp.
 (Canada),
 Sr. Notes                     B2               11.50          8/15/06       4,870(i)         5,186,550
 Sr. Notes                     B2               9.25           2/01/08       2,000(i)         2,110,000
 Sr. Notes                     B2               9.75           2/01/11       6,570(g)(i)      6,980,625
 Sr. Notes                     B2               12.58          8/01/16         200(i)           212,000
                                                                                         --------------
                                                                                             41,588,200
----------------------------------------------------------------------------------------
Retail & Supermarkets  4.0%
Color Spot Nurseries,
 Sr. Sub. Notes                Ca               10.50         12/15/07       5,000(e)           500,000
Dillards, Inc.,
 Notes                         Ba1              6.125         11/01/03       5,000            4,791,730
 Notes                         Ba1              6.43           8/01/04       3,995            3,745,808
Fleming Cos., Inc.,
 Sr. Sub. Notes                B2               10.625         7/31/07       1,740(g)         1,661,700
 Sr. Notes                     Ba3              10.125         4/01/08       5,000(g)         5,050,000
Great Atlantic & Pacific Tea
 Co., Inc., Notes              B2               7.75           4/15/07       8,475            8,093,625
K-Mart Corp., Notes            Ba2              9.875          6/15/08       7,000(g)(k)      5,806,318
Pantry, Inc., Sr. Sub. Notes   B3               10.25         10/15/07      13,485           13,249,012
Rite Aid Corp.,
 Notes                         Caa2             6.00          12/15/05       9,000            7,402,500
 Deb.                          Caa2             6.875          8/15/13       2,000            1,400,000
 Deb.                          Caa2             7.70           2/15/27       6,500(g)         4,452,500
 Deb.                          Caa2             6.875         12/15/28       4,000(g)         2,590,000
Saks, Inc.,
 Notes                         Ba2              8.25          11/15/08       4,000            3,670,000
 Notes                         Ba2              7.375          2/15/19      13,000            9,425,000
Southland Corp.,
 Sr. Sub. Deb.                 Baa3             5.00          12/15/03       7,380            6,937,200

    See Notes to Financial Statements                                     19

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Winn Dixie Stores, Inc.,
 Sr. Notes                     Ba2              8.875%         4/01/08   $  10,000       $    9,550,000
                                                                                         --------------
                                                                                             88,325,393
----------------------------------------------------------------------------------------
Technology  2.9%
Amkor Technology, Inc.,
 Sr. Notes                     B1               9.25           5/01/06       1,195            1,141,225
 Deb.                          B1               9.25           2/15/08      10,055(g)         9,501,975
Fairchild Semiconductor
 Corp.,
 Sr. Sub. Notes                B2               10.50          2/01/09       7,475(g)         7,942,188
Flextronics Int'l. Ltd.
 (Singapore), Notes            Ba2              9.875          7/01/10      10,100(g)(i)     10,605,000
Nortel Networks Ltd.
 (Canada),
 Notes                         Baa2             6.125          2/15/06       1,900(i)         1,554,597
 Gtd. Sr. Notes                Baa2             4.25           9/01/08       4,600(i)         4,456,250
Seagate Technology Int'l.
 (Caymen Islands), Sub.
 Notes                         Ba3              12.50         11/15/07       5,070(g)(i)      5,678,400
Solectron Corp.,
 Sr. Notes                     Ba1              Zero           5/08/20       5,000            2,643,750
Unisys Corp.,
 Sr. Notes                     Ba1              7.25           1/15/05      16,400           16,031,000
 Sr. Notes                     Ba1              8.125          6/01/06       4,500            4,522,500
                                                                                         --------------
                                                                                             64,076,885
----------------------------------------------------------------------------------------
Telecommunications  6.8%
Bestel S.A. (Mexico), Sr.
 Disc. Notes                   NR               12.75          5/15/05       5,500(i)         1,925,000
Birch Telecom, Inc., Sr.
 Notes                         NR               14.00          6/15/08       5,000              900,000
Cellnet Data Systems, Inc.,
 Sr. Disc. Notes, Ser. B,
 Zero Coupon
 (until 10/1/02)
 (cost $7,562,590; purchased
 10/13/97)                     NR               14.00         10/01/07      13,069(b)(e)        104,552
Dobson Communications Corp.,
 Sr. Notes                     B3               10.875         7/01/10      11,555(g)        11,930,538

    20                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Fairpoint Communications,
 Inc., Sr. Sub. Notes          B3               12.50%         5/01/10   $   7,000       $    6,650,000
Global Crossing Holdings
 Ltd. (Bermuda), Sr. Notes     Ca               9.50          11/15/09      26,365(i)(k)      2,900,150
Globo Communicacoes
 (Brazil), Sr. Notes, Ser. B   B1               10.50         12/20/06       6,000(i)         4,200,000
GST Telecommunications,
 Inc.,
 Sr. Disc. Notes               NR               13.875        12/15/05       2,262(e)           678,600
 Sr. Sub. Notes                NR               12.75         11/15/07       6,000(e)           300,000
GT Group Telecom, Inc.
 (Canada), Sr. Disc. Notes,
 Zero Coupon (until 2/1/05)    Caa1             13.25          2/01/10       8,450(i)         1,098,500
Impsat Fiber Networks, Inc.,
 Sr. Notes                     C                12.375         6/15/08      10,135(e)           506,750
Intermedia Communications,
 Inc., Sr. Sub. Disc. Notes,
 Zero Coupon (until 3/1/04)    Baa3             12.25          3/01/09       1,500            1,336,875
Level 3 Communications,
 Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 12/1/03)        Caa3             10.50         12/02/08      21,404            5,993,120
 Sr. Disc. Notes, Zero
 Coupon (until 3/15/05)        Caa3             12.875         3/15/10      30,080            6,918,400
McleodUSA, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 3/1/02)         Ca               10.50           3/1/07       2,730(e)           532,350
 Sr. Notes                     Ca               9.25           7/15/07       4,500(e)           945,000
 Sr. Notes                     C(a)             12.00          7/15/08       8,000(e)         1,840,000
 Sr. Notes                     Ca               11.375         1/01/09       6,860(e)         1,543,500
Netia Holdings BV
 (Netherlands),
 Gtd. Sr. Notes, Ser. B        Ca               10.25         11/01/07       6,000(e)           960,000
 Gtd. Sr. Disc. Notes, Ser.
 B                             Ca               11.25         11/01/07      12,100(e)(g)      1,936,000
Nextel Communications, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 9/15/02)        B1               10.65          9/15/07      17,313           13,244,445
 Sr. Notes                     B1               9.375         11/15/09      13,470           10,641,300
 Sr. Notes                     B1               9.50           2/01/11      17,500(g)        13,650,000

    See Notes to Financial Statements                                     21

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Nextel Partners, Inc.,
 Sr. Disc. Notes, Zero
 Coupon (until 2/1/04)         B3               14.00%         2/01/09   $   3,199       $    1,999,375
Pagemart Nationwide, Inc.,
 Sr. Disc. Notes               Caa2             15.00          2/01/05      10,210(e)(f)        408,400
Price Communications
 Wireless, Inc. (Canada),
 Sr. Sub. Notes                B2               11.75          7/15/07       3,000(i)         3,270,000
Rogers Wireless, Inc.
 (Canada),
 Sr. Sec'd. Notes              Baa3             9.625          5/01/11       5,165(g)(i)      5,319,950
Tritel PCS, Inc.,
 Sr. Sub. Disc. Notes, Zero
 Coupon (until 5/15/04)        B3               12.75          5/15/09      14,725           12,516,250
 Sr. Sub. Notes                B3               10.375         1/15/11       3,500            4,007,500
Voicestream Wireless
 Holdings Corp.,
 Sr. Notes                     Baa1             11.50          9/15/09       6,250            7,250,000
 Sr. Notes                     Baa1             10.375        11/15/09       6,120            6,946,367
 Sr. Disc. Notes, Zero
 Coupon (until 11/15/04)       Baa1             11.875        11/15/09      23,621           20,531,137
                                                                                         --------------
                                                                                            152,984,059
----------------------------------------------------------------------------------------
Transportation  4.4%
American Axle &
 Manufacturing, Inc.,
 Sr. Sub. Notes                B1               9.75           3/01/09       1,690(g)         1,744,925
AMR Corp.,
 Notes                         B1               10.40          3/10/11       5,250            4,725,000
 Deb.                          B1               10.00          4/15/21       1,000              856,386
AutoNation, Inc., Sr. Notes    Ba2              9.00           8/01/08       2,000            2,035,000
Calair LLC, Gtd. Sr. Notes     Ba2              8.125          4/01/08       4,100            2,870,000
Collins & Aikman Products
 Co.,
 Gtd. Sr. Sub. Notes           B2               11.50          4/15/06       2,315            2,257,125
 Sr. Notes                     B1               10.75         12/31/11       8,925(g)         8,947,313
Continental Airlines, Inc.,
 Sr. Notes                     B3               8.00          12/15/05       6,000            4,980,000

    22                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Dana Credit Corp., Notes       Ba1              7.25%         12/16/02   $   4,250(g)    $    4,149,891
Delta Air Lines, Inc.,
 Notes                         Ba3              6.65           3/15/04      11,500           10,350,000
 Notes                         Ba3              7.70          12/15/05       7,105            6,323,450
 Notes                         Ba3              10.375        12/15/22       4,235            3,938,550
 Notes                         Ba3              8.30          12/15/29       7,555            6,071,107
Ford Motor Credit Co.,
 Notes                         A2               7.25          10/25/11       8,660(g)         8,427,271
General Motors Acceptance
 Corp., Notes                  A2               6.875          9/15/11       6,750(g)         6,612,023
Holt Group, Inc., Sr. Notes    C                9.75           1/15/06       8,120(e)           243,600
Navistar International
 Corp.,
 Sr. Notes                     Ba1              7.00           2/01/03         500              498,125
 Sr. Notes, Ser. B             Ba1              9.375          6/01/06       4,230            4,441,500
Northwest Airlines Corp.,
 Notes                         B2               8.375          3/15/04       1,000              873,235
 Notes                         B2               7.625          3/15/05       1,040              806,000
 Sr. Notes                     B2               8.875          6/01/06       4,000(g)         3,297,160
Standyne Automotive Corp.,
 Sr. Sub. Notes, Ser. B        Caa1             10.25         12/15/07       2,780            2,227,475
Stena AB (Sweden), Sr. Notes   Ba3              10.50         12/15/05       1,000(i)           988,750
United Air Lines, Inc.,
 Notes, Ser. A                 B1               10.11          1/05/06       2,336            1,565,108
 Deb.                          Caa1             9.75           8/15/21       6,935            4,280,081
USAir, Inc.,
 Certs., Ser. A2               B2               9.82           1/01/13       5,000            2,650,000
 Certs., Ser. A3               B2               10.375         3/01/13       5,000            2,700,000
                                                                                         --------------
                                                                                             98,859,075
----------------------------------------------------------------------------------------
Utilities  8.0%
AES Corp.,
 Notes                         Ba2              10.25          7/15/06       8,500            7,480,000
 Sr. Notes                     Ba1              9.375          9/15/10       5,000            4,500,000
AES Drax Energy Ltd. (Caymen
 Islands),
 Sr. Sec'd Notes, Ser. B       B1               11.50          8/30/10       9,210(i)         6,170,700

    See Notes to Financial Statements                                     23

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                         Principal
                               Moody's Rating   Interest    Maturity     Amount          Value
Description                    (Unaudited)      Rate        Date         (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
AES Drax Holdings Ltd.
 (United Kingdom),
 Sr. Sec'd Bond                Ba1              10.41%        12/31/20   $  25,340(i)    $   22,679,300
Beaver Valley Funding Corp.,
 Deb.                          Baa3             9.00           6/01/17       6,900            7,545,247
Calpine Corp., Notes           Ba1              8.50           2/15/11      25,000(g)        22,375,000
CMS Energy Corp.,
 Notes                         Ba3              8.375          7/01/03       1,370            1,342,600
 Notes                         Ba3              7.00           1/15/05         935              888,250
Midland Funding II Corp.,
 Deb.                          Ba3              11.75          7/23/05      13,525           14,753,665
 Deb.                          Ba3              13.25          7/23/06      12,535           14,432,335
Mirant Americas Generation
 LLC,
 Sr. Notes                     Ba1              7.625          5/01/06       5,200            4,740,986
 Sr. Notes                     Ba1              7.20          10/01/08       2,305            2,035,331
Orion Power Holdings, Inc.,
 Sr. Notes                     Ba3              12.00          5/01/10      22,800           27,360,000
Reliant Energy Mid-Atlantic,
 Inc., Certs., Ser. C          Baa3             9.681          7/02/26       8,900            9,428,126
South Point Energy LLC,
 Certs., Ser. A                Ba1              8.40           5/30/12      10,000            9,200,000
USEC, Inc., Sr. Notes          Ba1              6.75           1/20/09       5,000            4,438,285
Western Resources, Inc.,
 Notes                         Ba2              6.25           8/15/03      10,000            9,613,800
York Power Funding
 (Cayman Islands),
 Sr. Sec'd. Notes              Caa1             12.00         10/30/07       9,777(e)(i)      9,288,150
                                                                                         --------------
                                                                                            178,271,775
                                                                                         --------------
Total corporate bonds                                                                     1,910,438,891
                                                                                         --------------
SOVEREIGN BONDS  1.0%
Republic of Bulgaria           B1               4.5625(j)      7/28/11       6,683(i)         5,847,188
Republic of Columbia, Notes    Ba2              10.00          1/23/12       5,000(i)         4,937,500
Republic of Panama             Ba1              9.375          4/01/29       4,700(i)         4,923,250
United Mexican States          Baa3             8.375          1/14/11       7,000(g)(i)      7,262,500
                                                                                         --------------
Total foreign securities                                                                     22,970,438
                                                                                         --------------

    24                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                                   Value
Description                                                        Shares          (Note 1)
-----------------------------------------------------------------------------------------------------
COMMON STOCKS(c)  0.4%
Delta Funding Residual Exch. Co., LLC, Cl. A                          7,320(f)     $  2,781,600
Delta Funding Residual Management, Inc.                               7,320(f)               73
International Wireless Communication                                386,756(f)           38,676
Peachtree Cable Assoc. Ltd.                                          31,559(f)           56,306
Premier Cruise Lines
 (cost $12,619,100; purchased 9/14/99)                              888,704(b)            8,887
Stage Stores, Inc.                                                  226,227           5,203,221
                                                                                   ------------
Total common stocks                                                                   8,088,763
                                                                                   ------------
PREFERRED STOCKS  6.6%
Adelphia Communications Corp., 13.00%                                42,500           4,292,500
California Fed. Corp., 9.125%                                       522,245          13,050,903
CSC Holdings, Inc.,
 Ser. 1995K-1, 11.125%                                              222,059          23,427,224
 Ser. 1995K-2, 11.125%                                                3,632          39,044,008
 Ser. 1995K-4, 11.75%                                               164,435          17,676,762
Delta Financial Corp. Ser. A, 10.00%
 (cost $0; purchased 8/23/01)                                         7,320(b)(f)            73
Dobson Communications Corp., 12.25%                                   6,004           5,643,760
Eagle Picher Holdings, Inc., 11.75%                                   1,530           1,989,000
Global Crossing Holdings Ltd. (Bermuda), 10.50%                      29,470              29,470
Paxon Communications Corp., 13.25%                                    2,174          18,479,714
Primedia, Inc.,
 Ser. D, 10.00%                                                      74,455           3,424,930
 Ser. H, 8.625%                                                     129,681           6,484,050
Sinclair Capital Corp., 11.625%                                      45,450           4,272,300
Sovereign Real Estate Investment Corp., 12.00%                        7,167           7,167,000
TVN Entertainment Inc., Ser. A, 14.00%                              656,583(f)        1,969,749
Viasystems Group, Inc., Ser. B, 8.00%                               206,231             618,691
World Access, Inc., 13.25%                                            4,663               9,325
                                                                                   ------------
Total preferred stocks                                                              147,579,459
                                                                                   ------------

    See Notes to Financial Statements                                     25

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

                                                                                                  Value
                                                                   Expiration                     (Note
Description                                                        Date            Warrants       1)
--------------------------------------------------------------------------------------------------------
WARRANTS(c)  0.2%
Aladdin Gaming                                       3/01/10            30,000(d)   $          300
Allegiance Telecom, Inc.                             2/03/08            14,200             257,375
American Banknote Corp.                              12/01/02            3,750                   0
Asia Pulp & Paper China Group Ltd. (Indonesia)       3/15/05             3,705                  37
Bell Technology Group Ltd.                           5/01/05             8,500                  85
Bestel S.A. (Mexico)                                 5/15/05            11,000              13,200
Birch Telecom, Inc.                                  6/15/08             5,000                  50
Cellnet Data Systems, Inc.                           9/15/07            44,455(d)              445
Communications Cellular S.A. (Columbia)              11/15/03           29,000(d)                0
Delta Financial Corp.
 (cost $0; purchased 1/4/01)                         12/22/10           77,592(b)                1
GT Group Telecom, Inc. (Canada)
 (cost $0; purchased 3/9/00)                         2/01/10             8,610(b)           43,050
Harborside Healthcare Corp.                          8/01/09           128,173(f)            1,282
ICG Communications, Inc.                             9/15/05           127,809               1,278
National Restaurant Enterprises Holdings, Inc.       5/15/08             1,014                  10
Price Communications Corp.                           8/01/07            17,200             894,400
Primus Telecommunications Group                      8/01/04            12,250                 122
R & B Falcon Corp.                                   5/01/09             4,500             900,000
Star Choice Communications (United Kingdom)          12/15/05          115,800             810,600
Sterling Chemical Holdings, Inc.                     8/15/08             5,450               3,270
Tellus Corp. (Canada)                                9/15/05           108,785           1,849,345
USN Communications, Inc.                             10/15/04           92,500                 925
Verado Holdings, Inc.                                4/15/08             4,075                  41
Versatel Telecom Int'l. N.V. (Netherlands)           5/15/08             9,000                  90
Wam!Net, Inc.                                        3/01/05            22,500                 225
Waste Systems Int'l, Inc.                            1/15/06           165,000               1,650
                                                                                    --------------
Total warrants                                                                           4,777,781
                                                                                    --------------
                                                                     Shares
--------------------------------------------------------------------------------------
COMMON TRUST UNIT  0.6%
PFS Holdings Group, Inc.                                                 9,517(f)       14,275,755
                                                                                    --------------
Total long-term investments
 (cost $2,477,835,405)                                                               2,133,182,587
                                                                                    --------------
SHORT-TERM INVESTMENT  12.4%
MONEY MARKET FUND
----------------------------------------------------------------------------------------
Prudential Core Investment Fund--
 Taxable Money Market Series (Note 3)
 (cost $277,078,127)                                                 277,078,127(h)      277,078,127
                                                                                      --------------
Total Investments  107.8%
 (cost $2,754,913,532; Note 4)                                                         2,410,260,714
Liabilities in excess of other
 assets  (7.8)%                                                                         (175,084,592)
                                                                                      --------------
Net Assets  100%                                                                      $2,235,176,122
                                                                                      --------------
                                                                                      --------------

    26                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $42,221,289. The aggregate value of $19,580,820 is approximately 0.9% of net assets.
(c) Non-income producing securities.
(d) Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e) Represents issuer in default on interest payments, non-income producing security.
(f) Fair valued security.
(g) Portion of securities on loan, see Note 4.
(h) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i) US$--Denominated foreign bonds.
(j) Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate at year end.
(k) Subsequent to December 31, 2001, the issuer declared bankruptcy and is in default of interest payments.
AB--Aktiebolag (Swedish Company).
BV--Beloten Vennootschaep (Dutch Corporation).
LLC--Limited Liability Company.
LP--Limited Partnership.
NR--Not rated by Moody's or Standard & Poor's.
N.V.--Naamloze Vennootschaep (Dutch Corporation).
PIK--Payment in Kind.
PLC--Public Liability Company (British Corporation).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     27

       Prudential High Yield Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $2,754,913,532)                      $ 2,410,260,714
Cash                                                                   4,373,960
Interest receivable                                                   47,791,493
Receivable for Fund shares sold                                        6,549,789
Receivable for investments sold                                        2,166,000
Dividends receivable                                                   1,408,573
Receivable for securities lending                                        460,138
Other assets                                                              66,421
                                                                -----------------
      Total assets                                                 2,473,077,088
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              225,354,444
Payable for investments purchased                                      4,642,986
Payable for Fund shares reacquired                                     4,239,204
Accrued expenses                                                       1,101,832
Management fee payable                                                   866,939
Distribution fee payable                                                 845,701
Dividends payable                                                        534,945
Securities lending rebate payable                                        314,915
                                                                -----------------
      Total liabilities                                              237,900,966
                                                                -----------------
NET ASSETS                                                       $ 2,235,176,122
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     4,014,388
   Paid-in capital in excess of par                                3,684,141,934
                                                                -----------------
                                                                   3,688,156,322
   Distributions in excess of net investment income                   (2,890,065)
   Accumulated net realized loss on investments and foreign
      currency transactions                                       (1,105,437,324)
   Net unrealized depreciation on investments and foreign
      currencies                                                    (344,652,811)
                                                                -----------------
Net assets, December 31, 2001                                    $ 2,235,176,122
                                                                -----------------
                                                                -----------------

    28                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,323,183,684 / 237,505,195 shares of common stock
      issued and outstanding)                                              $5.57
   Maximum sales charge (4% of offering price)                               .23
   Maximum offering price to public                                        $5.80
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($801,358,377 / 144,070,336 shares of common
      stock issued and outstanding)                                        $5.56
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($68,382,299/
      12,294,017 shares of common stock issued and
      outstanding)                                                         $5.56
   Sales charge (1% of offering price)                                       .06
   Offering price to public                                                $5.62
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($42,251,762 / 7,569,232 shares of common stock
      issued and outstanding)                                              $5.58
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     29

       Prudential High Yield Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                       $ 259,593,644
   Dividends                                                         16,242,443
   Income from securities loaned (net of rebate)                      1,012,677
                                                                -----------------
                                                                    276,848,764
                                                                -----------------
Expenses
   Management fee                                                    11,166,031
   Distribution fee--Class A                                          3,583,244
   Distribution fee--Class B                                          7,237,604
   Distribution fee--Class C                                            525,547
   Transfer agent's fees and expenses                                 3,174,000
   Reports to shareholders                                              730,000
   Custodian's fees and expenses                                        320,000
   Registration fees                                                    118,000
   Legal fees and expenses                                               75,000
   Audit fee                                                             58,000
   Directors' fees                                                       49,000
   Insurance                                                             22,000
   Miscellaneous                                                          3,580
                                                                -----------------
      Total expenses                                                 27,062,006
                                                                -----------------
Net investment income                                               249,786,758
                                                                -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                         (385,280,889)
   Foreign currency transactions                                         38,389
                                                                -----------------
                                                                   (385,242,500)
                                                                -----------------
Net change in unrealized depreciation on:
   Investments                                                      131,508,570
   Foreign currencies                                                   475,443
                                                                -----------------
                                                                    131,984,013
                                                                -----------------
Net loss on investments                                            (253,258,487)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  (3,471,729)
                                                                -----------------
                                                                -----------------

    30                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2001                 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $   249,786,758      $   307,399,250
   Net realized loss on investment and
      foreign currency transactions              (385,242,500)        (360,048,696)
   Net change in unrealized depreciation
      of investments and foreign
      currencies                                  131,984,013         (163,313,093)
                                             -----------------    -----------------
   Net decrease in net assets resulting
      from operations                              (3,471,729)        (215,962,539)
                                             -----------------    -----------------
Dividends and distributions
   Dividends from net investment income
      Class A                                    (143,094,788)        (158,368,436)
      Class B                                     (91,656,703)        (136,775,667)
      Class C                                      (6,647,083)          (7,778,597)
      Class Z                                      (4,357,913)          (4,476,550)
                                             -----------------    -----------------
                                                 (245,756,487)        (307,399,250)
                                             -----------------    -----------------
   Dividends in excess of net investment
      income
      Class A                                              --           (1,832,789)
      Class B                                              --           (1,098,377)
      Class C                                              --              (62,996)
      Class Z                                              --              (71,370)
                                             -----------------    -----------------
                                                           --           (3,065,532)
                                             -----------------    -----------------
   Tax return of capital distributions
      Class A                                      (5,530,679)          (3,786,435)
      Class B                                      (3,542,573)          (3,270,174)
      Class C                                        (256,913)            (185,979)
      Class Z                                        (168,435)            (107,030)
                                             -----------------    -----------------
                                                   (9,498,600)          (7,349,618)
                                             -----------------    -----------------
Fund share transactions (Net of share
   conversions)
   Net proceeds from shares sold                  610,850,179          942,745,745
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               127,596,268          154,451,509
   Cost of shares reacquired                     (883,836,704)      (1,691,042,319)
                                             -----------------    -----------------
   Net decrease in net assets from Fund
      share transactions                         (145,390,257)        (593,845,065)
                                             -----------------    -----------------
Total decrease                                   (404,117,073)      (1,127,622,004)
NET ASSETS
Beginning of year                               2,639,293,195        3,766,915,199
                                             -----------------    -----------------
End of year                                   $ 2,235,176,122      $ 2,639,293,195
                                             -----------------    -----------------
                                             -----------------    -----------------

    See Notes to Financial Statements                                     31

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements

      Prudential High Yield Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Portfolio securities that are actively traded in
the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      All securities are valued as of 4:15 p.m. New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at December 31, 2001 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among
                                                                          33

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but could change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The Fund has determined that the impact of the adoption of this principle is not material to the financial statements; therefore, no reclassifications have been recorded in the financial statements.

      Net investment income/(loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income monthly and distributions of net realized capital and currency gains, if any, annually.

      Securities Lending:    The Fund may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI'), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. ('Prudential'), is the securities lending agent for the Fund. For the year ended December 31, 2001, PSI earned approximately $338,000 from securities lending transactions.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), formerly known as The Prudential Investment Corporation. The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million,
 .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and
 .35% of the Fund's average daily net assets in excess of $3 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, B and C shares, pursuant to plans of distribution (the
                                                                          35

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2001, such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

      PIMS has advised the Fund that it has received approximately $692,600 and $174,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2001, it received approximately $1,896,000 and $36,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment fee will be reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment under the SCA was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC, ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2001, the Fund incurred fees of approximately $2,705,000 for the services of PMFS. As of December 31, 2001, approximately

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

$211,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2001, the Fund earned approximately $5,246,000 and $704,000, respectively, from the Series by investing its excess cash and collateral from securities lending.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2001 were $1,818,725,676 and $1,909,233,965, respectively.

      As of December 31, 2001, the Fund has securities on loan with an aggregate market value of $219,567,095. The Fund received $225,354,444 in cash, as collateral for securities on loan with which it purchased highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were to decrease undistributed net investment income and accumulated net realized loss by $3,758,844, due to the federal income tax treatment of net foreign exchange losses and consent fee income. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended December 31, 2001, the tax character of total dividends and distributions paid of $255,255,087 was $245,756,487 of ordinary income and $9,498,600 of return-of-capital distributions.

      As of December 31, 2001, the Fund did not have any tax basis accumulated undistributed earnings. This differs from the amount shown on the statement of assets and liabilities primarily due to tax treatment of certain securities in default and
                                                                          37

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

other cumulative timing differences. As of December 31, 2001, the capital loss carryforward for tax purposes is approximately $1,013,270,000, of which $162,250,000 expires in 2003, $169,718,000 expires in 2007, $312,066,000 expires in 2008 and $369,236,000 expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $89,295,000 as having occurred in the following fiscal year.

      The United States federal income tax basis of the Fund's investments and the unrealized depreciation as of December 31, 2001 were as follows:

                                                                  Total Net
                                                                 Unrealized
   Tax Basis          Appreciation         Depreciation         Depreciation
---------------      ---------------      ---------------      ---------------
$2,761,909,649         $91,056,521        $(438,581,990)       $(347,525,469)

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales, tax treatment of defaulted securities, mark to market on purchased options and mark to market on passive foreign investment companies.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                    Shares           Amount
-----------------------------------------------------   ------------    ---------------
Year ended December 31, 2001:
Shares sold                                               54,694,993    $   331,044,990
Shares issued in reinvestment of dividends                13,003,014         77,887,424
Shares reacquired                                        (93,135,134)      (565,399,218)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (25,437,127)      (156,466,804)
Shares issued upon conversion from Class B                24,018,187        146,728,428
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             (1,418,940)   $    (9,738,376)
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 2000:
Shares sold                                               85,511,453    $   584,633,778
Shares issued in reinvestment of dividends                12,488,800         84,995,345
Shares reacquired                                       (138,974,834)      (959,273,623)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (40,974,581)      (289,644,500)
Shares issued upon conversion from Class B                42,751,313        291,630,385
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding              1,776,732    $     1,985,885
                                                        ------------    ---------------
                                                        ------------    ---------------
Class B
-----------------------------------------------------
Year ended December 31, 2001:
Shares sold                                               31,851,997    $   195,775,708
Shares issued in reinvestment of dividends                 7,027,577         42,162,658
Shares reacquired                                        (40,670,191)      (244,860,728)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                              (1,790,617)        (6,922,362)
Shares reacquired upon conversion into Class A           (24,049,014)      (146,728,428)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding            (25,839,631)   $  (153,650,790)
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 2000:
Shares sold                                               42,485,255    $   293,143,677
Shares issued in reinvestment of dividends                 8,986,239         61,368,320
Shares reacquired                                        (92,346,659)      (636,792,146)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (40,875,165)      (282,280,149)
Shares reacquired upon conversion into Class A           (42,860,760)      (291,630,385)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding            (83,735,925)   $  (573,910,534)
                                                        ------------    ---------------
                                                        ------------    ---------------
Class C
-----------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                4,385,733    $    26,486,924
Shares issued in reinvestment of dividends                   572,318          3,420,395
Shares reacquired                                         (3,629,227)       (21,773,549)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding              1,328,824    $     8,133,770
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                3,938,528    $    27,133,410
Shares issued in reinvestment of dividends                   587,992          4,001,920
Shares reacquired                                         (6,917,950)       (47,600,567)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             (2,391,430)   $   (16,465,237)
                                                        ------------    ---------------
                                                        ------------    ---------------

                                                                          39

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

Class Z                                                    Shares           Amount
-----------------------------------------------------   ------------    ---------------
Year ended December 31, 2001:
Shares sold                                                9,410,865    $    57,542,557
Shares issued in reinvestment of dividends                   688,417          4,125,791
Shares reacquired                                         (8,539,733)       (51,803,209)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding              1,559,549    $     9,865,139
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                5,492,566    $    37,834,880
Shares issued in reinvestment of dividends                   599,533          4,085,924
Shares reacquired                                         (6,895,658)       (47,375,983)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding               (803,559)   $    (5,455,179)
                                                        ------------    ---------------
                                                        ------------    ---------------

                                                        ANNUAL REPORT
                                                        DECEMBER 31, 2001
            PRUDENTIAL
            HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
                                                        FINANCIAL HIGHLIGHTS

       Prudential High Yield Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $      6.20
                                                                -----------------
Income from investment operations
Net investment income                                                      .61(b)
Net realized and unrealized gain (loss) on investments                    (.61)
                                                                -----------------
      Total from investment operations                                      --
                                                                -----------------
Less distributions
Dividends from net investment income                                      (.61)
Distributions in excess of net investment income                            --
Tax return of capital distributions                                       (.02)
                                                                -----------------   ---
      Total distributions                                                 (.63)
                                                                -----------------
Net asset value, end of year                                       $      5.57
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                           (.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 1,323,184
Average net assets (000)                                           $ 1,433,298
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .88%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .63%
   Net investment income                                                 10.14%
For Classes A, B, C and Z shares:
   Portfolio turnover rate                                                  77%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Less than $.005 per share.

    42                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                    Class A
-------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------
   $     7.38           $     7.88           $     8.65           $     8.39
----------------     ----------------     ----------------     ----------------
          .69(b)               .71                  .76                  .73
        (1.17)                (.45)                (.76)                 .30
----------------     ----------------     ----------------     ----------------
         (.48)                 .26                   --                 1.03
----------------     ----------------     ----------------     ----------------
         (.69)                (.71)                (.76)                (.73)
           --(c)              (.01)                (.01)                (.04)
         (.01)                (.04)                  --                   --
----------------     ----------------     ----------------     ----------------
         (.70)                (.76)                (.77)                (.77)
----------------     ----------------     ----------------     ----------------
   $     6.20           $     7.38           $     7.88           $     8.65
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        (6.88)%               3.38%               (0.13)%              12.81%
   $1,482,144           $1,750,618           $1,677,605           $1,730,473
   $1,591,228           $1,746,123           $1,712,531           $1,635,480
          .85%                 .80%                 .67%                 .69%
          .60%                 .55%                 .52%                 .54%
         9.95%                9.30%                9.04%                8.59%
           71%                  70%                 103%                 113%

    See Notes to Financial Statements                                     43

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    6.19
                                                                -----------------
Income from investment operations
Net investment income                                                     .58(b)
Net realized and unrealized gain (loss) on investments                   (.61)
                                                                -----------------
      Total from investment operations                                   (.03)
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.58)
Distributions in excess of net investment income                           --
Tax return of capital distributions                                      (.02)
                                                                -----------------
      Total distributions                                                (.60)
                                                                -----------------
Net asset value, end of year                                        $    5.56
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          (.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 801,358
Average net assets (000)                                            $ 965,014
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.38%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .63%
   Net investment income                                                 9.66%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Less than $.005 per share.

    44                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------
   $     7.36           $     7.86           $     8.63           $     8.38
----------------     ----------------     ----------------     ----------------
          .65(b)               .67                  .71                  .68
        (1.16)                (.45)                (.76)                 .29
----------------     ----------------     ----------------     ----------------
         (.51)                 .22                 (.05)                 .97
----------------     ----------------     ----------------     ----------------
         (.65)                (.66)                (.71)                (.68)
           --(c)              (.02)                (.01)                (.04)
         (.01)                (.04)                  --                   --
----------------     ----------------     ----------------     ----------------
         (.66)                (.72)                (.72)                (.72)
----------------     ----------------     ----------------     ----------------
   $     6.19           $     7.36           $     7.86           $     8.63
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        (7.28)%               2.86%                (.70)%              12.07%
   $1,051,971           $1,867,620           $2,381,793           $2,640,491
   $1,453,221           $2,180,904           $2,557,252           $2,589,122
         1.35%                1.30%                1.27%                1.29%
          .60%                 .55%                 .52%                 .54%
         9.41%                8.78%                8.41%                7.99%

    See Notes to Financial Statements                                     45

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  6.19
                                                                    --------
Income from investment operations
Net investment income                                                    .58(b)
Net realized and unrealized gain (loss) on investments                  (.61)
                                                                    --------
      Total from investment operations                                  (.03)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.58)
Distributions in excess of net investment income                          --
Tax return of capital distributions                                     (.02)
                                                                    --------
      Total distributions                                               (.60)
                                                                    --------
Net asset value, end of year                                         $  5.56
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                         (.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $68,382
Average net assets (000)                                             $70,073
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.38%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .63%
   Net investment income                                                9.66%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Less than $.005 per share.

    46                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------
    $   7.36             $   7.86             $   8.63             $   8.38
    --------             --------             --------             --------
         .65(b)               .67                  .71                  .68
       (1.16)                (.45)                (.76)                 .29
    --------             --------             --------             --------
        (.51)                 .22                 (.05)                 .97
    --------             --------             --------             --------
        (.65)                (.67)                (.71)                (.68)
          --(c)              (.01)                (.01)                (.04)
        (.01)                (.04)                  --                   --
    --------             --------             --------             --------
        (.66)                (.72)                (.72)                (.72)
    --------             --------             --------             --------
    $   6.19             $   7.36             $   7.86             $   8.63
    --------             --------             --------             --------
    --------             --------             --------             --------
       (7.28)%               2.86%                (.70)%              12.07%
    $ 67,890             $ 98,347             $ 83,687             $ 55,879
    $ 82,438             $ 95,443             $ 67,296             $ 45,032
        1.35%                1.30%                1.27%                1.29%
         .60%                 .55%                 .52%                 .54%
        9.44%                8.81%                8.49%                7.99%

    See Notes to Financial Statements                                     47

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  6.20
                                                                    --------
Income from investment operations
Net investment income                                                    .63(b)
Net realized and unrealized gain (loss) on investments                  (.60)
                                                                    --------
      Total from investment operations                                   .03
                                                                    --------
Less distributions
Dividends from net investment income                                    (.63)
Distributions in excess of net investment income                          --
Tax return of capital distributions                                     (.02)
                                                                    --------
      Total distributions                                               (.65)
                                                                    --------
Net asset value, end of year                                         $  5.58
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                          .19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $42,252
Average net assets (000)                                             $42,557
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .63%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .63%
   Net investment income                                               10.41%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the period.

    48                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                    Class Z
-------------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $   7.39             $   7.88             $   8.65             $   8.39
    --------             --------             --------             --------
         .70(b)               .73                  .76                  .74
       (1.17)                (.44)                (.75)                 .30
    --------             --------             --------             --------
        (.47)                 .29                  .01                 1.04
    --------             --------             --------             --------
        (.70)                (.73)                (.76)                (.74)
        (.01)                (.01)                (.02)                (.04)
        (.01)                (.04)                  --                   --
    --------             --------             --------             --------
        (.72)                (.78)                (.78)                (.78)
    --------             --------             --------             --------
    $   6.20             $   7.39             $   7.88             $   8.65
    --------             --------             --------             --------
    --------             --------             --------             --------
       (6.58)%               3.79%                0.00%               12.96%
    $ 37,288             $ 50,330             $ 65,068             $ 41,625
    $ 43,997             $ 60,652             $ 57,453             $ 35,808
         .60%                 .55%                 .52%                 .54%
         .60%                 .55%                 .52%                 .54%
       10.17%                9.53%                9.23%                8.74%

    See Notes to Financial Statements                                     49

       Prudential High Yield Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Fund, Inc. (the 'Fund') at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2002

       Prudential High Yield Fund, Inc.
             Federal Income Tax Information (Unaudited)

      During the fiscal year ended December 31, 2001, the Fund paid ordinary income dividends per share totalling $.61, $.58, $.58 and $.63 for Class A, B, C and Z shares, respectively. In addition, the Fund paid dividends of $.02 per share in return of capital for each class of shares during the fiscal year ended December 31, 2001. Accordingly, we wish to advise you that 6.56% of the dividends paid qualified for the corporate dividend received deduction available to corporate taxpayers.
                                                                          51

   Prudential High Yield Fund, Inc.            www.PruFN.com  (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended, (the Investment Company Act or the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Eugene C. Dorsey (75)                Director               Since 1996

                       Delayne Dedrick Gold (63)            Director               Since 1982

                       Thomas T. Mooney (60)                Director               Since 1996

                       Stephen P. Munn (59)                 Director               Since 1999
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Eugene C. Dorsey (75)            Retired President, Chief Executive              78
                                                        Officer and Trustee of the Gannett
                                                        Foundation (now Freedom Forum) (since
                                                        December 1989); formerly Publisher of
                                                        four Gannett newspapers and Vice
                                                        President of Gannett Co., Inc.;
                                                        Chairman of Independent Sector,
                                                        Washington, D.C. (largest national
                                                        coalition of philanthropic
                                                        organizations); Chairman of the
                                                        American Council for the Arts;
                                                        Director of the Advisory Board of
                                                        Chase Manhattan Bank of Rochester.

                       Delayne Dedrick Gold (63)        Marketing Consultant.                           89
                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (59)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Eugene C. Dorsey (75)            Director of First Financial
                                                        Fund, Inc. and The High
                                                        Yield Plus Fund, Inc.

                       Delayne Dedrick Gold (63)
                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer of First Financial
                                                        Fund, Inc. and The High
                                                        Yield Plus Fund, Inc.

                       Stephen P. Munn (59)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products).

    52                                                                    53

    Prudential High Yield Fund, Inc.           www.PruFN.com    (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (58)              Director               Since 1985

                       Nancy H. Teeters (71)                Director               Since 1996

                       Louis A. Weil, III (60)              Director               Since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Richard A. Redeker (58)          Formerly Management Consultant of               73
                                                        Investmart, Inc. (August 2001-October
                                                        2001); formerly employee of
                                                        Prudential Investments (October
                                                        1996-January 1998); formerly
                                                        President, Chief Executive Officer
                                                        and Director (October 1993-September
                                                        1996) of Prudential Mutual Fund
                                                        Management, Inc. (PMF); Executive
                                                        Vice President, Director and Member
                                                        of the Operating Committee (October
                                                        1993-September 1996) of Prudential
                                                        Securities Incorporated (Prudential
                                                        Securities); Director (October
                                                        1993-September 1996) of Prudential
                                                        Securities Group, Inc.; Executive
                                                        Vice President (January
                                                        1994-September 1996) of The
                                                        Prudential Investment Corporation;
                                                        Director (January 1994-September
                                                        1996) of Prudential Mutual Fund
                                                        Distributors, Inc. and Prudential
                                                        Mutual Fund Services, Inc.

                       Nancy H. Teeters (71)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999); formerly
                                                        Governor of The Federal Reserve
                                                        (September 1978-June 1984).

                       Louis A. Weil, III (60)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-December 1995) of Phoenix
                                                        Newspapers, Inc.

    54                                                                    55

       Prudential High Yield Fund, Inc.        www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

       Interested Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1996
                                                            and Director
                       *David R. Odenath, Jr. (44)          President and          Since 1999
                                                            Director
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities; formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.
                       *David R. Odenath, Jr. (44)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.



    56                                                                    57

       Prudential High Yield Fund, Inc.      www.PruFN.com     (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Vice President         Since 2000
                                                            and Director
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of Prudential Investments; formerly
                                                        various positions to Senior Vice
                                                        President (1992-1999) of Prudential
                                                        Securities; and various positions to
                                                        Managing Director (1975-1992) of
                                                        Salomon Smith Barney; Member of Board
                                                        of Governors of the Money Management
                                                        Institute; Member of the Prudential
                                                        Securities Operating Council and a
                                                        Member of the Board of Directors for
                                                        the National Association for Variable
                                                        Annuities.


      Information pertaining to the officers of the Fund is set forth below.
       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (42)                 Treasurer and          Since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer
                       Deborah A. Docs (44)                 Secretary              Since 1996

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.
                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

    58                                                                    59

       Prudential High Yield Fund, Inc.      www.PruFN.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position                of Time
                       Name, Address** and Age              With Fund              Served***
                       -------------------------------------------------------------------------
                       William V. Healey (48)               Assistant              Since 2000
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       William V. Healey (48)           Vice President and Associate General
                                                        Counsel (since 1998) of Prudential;
                                                        Executive Vice President, Secretary
                                                        and Chief Legal Officer (since
                                                        February 1999) of PI; Senior Vice
                                                        President, Chief Legal Officer and
                                                        Secretary (since December 1998) of
                                                        PIMS; Executive Vice President, Chief
                                                        Legal Officer and Secretary (since
                                                        February 1999) of Prudential Mutual
                                                        Fund Services LLC; Director (since
                                                        June 1999) of ICI Mutual Insurance
                                                        Company; prior to August 1998,
                                                        Associate General Counsel of the
                                                        Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A.
                                                        (Mellon Bank), and an officer and/or
                                                        director of various affiliates of
                                                        Mellon Bank and Dreyfus.

------------------

    * 'Interested' Director, as defined in the Investment Company Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor,
      Newark, New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    60                                                                    61

Prudential High Yield Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-----------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund


Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                                   www.PruFN.com   (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity
Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential High Yield Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                          www.PruFN.com     (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Prudential High Yield Fund, Inc.

Class A    Growth of a $10,000 Investment

                       (GRAPH)

Average Annual Total Returns as of 12/31/01

                        One Year   Five Years    Ten Years    Since Inception
With Sales Charge       -4.24%        0.76%        6.26%           6.99%
Without Sales Charge    -0.25%        1.59%        6.70%           7.35%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the
Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31,
1991) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high yield (junk) bonds have performed.
The Index's total returns include the
reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                                 www.PruFN.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 12/31/01

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -5.28%       0.91%         6.11%            8.18%
Without Sales Charge    -0.78%       1.04%         6.11%            8.18%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc. (Class B shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the
Index) by portraying the initial account values at the beginning of the 10-year period for Class B shares (December 31,
1991) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high yield (junk) bonds have performed.
The Index's total returns include the
reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

Prudential High Yield Fund, Inc.

Class C     Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 12/31/01

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -2.67%       0.83%          N/A           4.24%
Without Sales Charge    -0.78%       1.04%          N/A           4.38%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc. (Class
C shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the
Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high yield (junk) bonds have performed.
The Index's total returns include the
reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                               www.PruFN.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 12/31/01

    One Year    Five Years    Ten Years    Since Inception
      0.19%        1.84%         N/A           3.05%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc. (Class
Z shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the
Index) by portraying the initial account values at the commencement of operations of Class Z shares (March 1, 1996) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high yield (junk) bonds have performed.
The Index's total returns include the
reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Prudential Investment Management, Inc.
Two Gateway Center
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq    CUSIP
    Class A    PBHAX    74435F106
    Class B    PBHYX    74435F205
    Class C    PBHCX    74435F304
    Class Z    PHYZX    74435F403

MF110E    IFS-A068400